                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           PERSISTENCE SOFTWARE INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                           PERSISTENCE SOFTWARE, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 8, 2000

     The Annual Meeting of Stockholders for the year ended December 31, 1999 (the "Annual Meeting") of Persistence Software, Inc., a Delaware corporation (the "Company") located at 1720 South Amphlett Boulevard, Third Floor, San Mateo, California, 94402, will be held at the Marriott Hotel, 1770 South Amphlett Boulevard, San Mateo, California, 94402 on Thursday, June 8, 2000, 2:00 p.m. local time, for the following purposes:

     1. To elect three (3) Class I directors to serve until the annual meeting of the stockholders for the year ending December 31, 2002.

     2. To approve the amendment of the "evergreen" provision of the Company's 1997 Stock Plan to increase the number of shares by which this plan shall be automatically increased on the first day of each year beginning in 2001, 2002, 2003, 2004 and 2005 from (i) the lesser of 650,000 shares or 3.5% of the outstanding shares of Common Stock on the last day of the immediately preceding year, to (ii) the lesser of 840,000 shares or 4.33% of the outstanding shares of Common Stock on the last day of the immediately preceding year, or such lesser number of shares as determined by the board of directors.

     3. To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2000.

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

     The board of directors has fixed the close of business on April 17, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                          By Order of the Board of Directors,

                                          /s/ Christine Russell
                                          Christine Russell
                                          Chief Financial Officer and Secretary

San Mateo, CA
April 27, 2000

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY.

                           PERSISTENCE SOFTWARE, INC.
                     1720 SOUTH AMPHLETT BLVD., THIRD FLOOR
                              SAN MATEO, CA 94402
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the board of directors (the "Board") of Persistence Software, Inc., a Delaware corporation (the "Company") located at 1720 South Amphlett Boulevard, Third Floor, San Mateo, California, 94402, of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Marriott Hotel, 1770 South Amphlett Boulevard, San Mateo, California, 94402, on Thursday, June 8, 2000, 2:00 p.m. local time, and any adjournment or postponement thereof.

     This Proxy Statement, the enclosed proxy card and the Company's Annual Report to Stockholders for the year ended December 31, 1999, including financial statements, were first mailed to stockholders entitled to vote at the meeting on or about April 27, 2000.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Christine Russell) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

RECORD DATE; VOTING SECURITIES

     The close of business on April 17, 2000 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had approximately 19,506,371 shares of Common Stock outstanding and held of record by approximately 224 stockholders.

VOTING AND SOLICITATION

     Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters. Shares of Common Stock may not be voted cumulatively.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. All other matters submitted to the stockholders will require the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present, as required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote.

     Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR the election of directors, FOR the amendment of the 1997 Stock Plan, FOR ratification of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

                                 PROPOSAL NO. 1

                         ELECTION OF CLASS I DIRECTORS

NOMINEES

     At the Annual Meeting, the stockholders will elect the Class I directors to a three-year term to serve until the annual meeting of stockholders for the year ended December 31, 2002 or until their respective successors are elected and qualified. In the event any Class I nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the Class I directors named below will be unable or unwilling to serve as a nominee or as a director if elected.

     Assuming a quorum is present, the three nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted FOR the election of each of the three Class I nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the Class I nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

     The names of the nominees, their ages as of March 31, 2000 and certain other information about them are set forth below:

         NAME OF NOMINEE            AGE          PRINCIPAL OCCUPATION         DIRECTOR SINCE   CLASS
         ---------------            ---          --------------------         --------------   -----
Gregory Ennis(1)(2)...............  34    Director, Thompson Clive             July 1995         I
William J. Harding(1).............  52    General Partner, Morgan Stanley      March 1996        I
                                          Dean Witter Venture Partners
Joseph P. Roebuck.................  64    Vice President of Strategic Sales,    May 1999         I
                                          Sun Microsystems

---------------
(1) Member of Audit Committee

(2) Member of Compensation Committee

     Gregory Ennis has served as a director of the Company since November 1996. Since July 1995, Mr. Ennis has been a Director of Thompson Clive Inc., which is the U.S. subsidiary of a London-based venture capital firm. From 1992 to July 1995, Mr. Ennis was an Associate of Thompson Clive Inc. Previously, Mr. Ennis was a project analyst with Citibank in Frankfurt, Germany. Mr. Ennis holds an A.B. degree in Economics and Political Science from Stanford University and an M.B.A. degree from The Anderson School at the University of California at Los Angeles.

     William J. Harding has served as a director of the Company since March 1996. Since October 1994, he has been a General Partner of Morgan Stanley Dean Witter Venture Partners, a venture capital firm. From 1985 to 1994, Dr. Harding served as General Partner of several venture capital partnerships affiliated with

J.H. Whitney & Co. Dr. Harding is also a director of Commerce One, an ecommerce solutions company, InterNAP Network Services, an Internet connectivity service company, interWAVE Communications International, LTD, a wireless network solutions company, Blaze Software, Inc., a software company, and several private companies. Dr. Harding holds a B.S. degree in Engineering Mathematics and an M.S. degree in Systems Engineering from the University of Arizona and a Ph.D. degree in Engineering from Arizona State University.

     Joseph P. Roebuck has served as director since May 1999. Since November 1998, Mr. Roebuck has served as Vice President of Strategic Sales for Sun Microsystems, Inc., a manufacturer of hardware and software systems. From October 1993 to October 1998, Mr. Roebuck served as Vice President of Worldwide Sales, Computer Systems Division at Sun Microsystems, Inc. Mr. Roebuck received an A.B. degree in Liberal Arts from Cornell University.

     In addition, the Company has two other classes of directors: Class II, which consists of Laurence R. Hootnick, Merritt Lutz and Jeffrey T. Webber, whose term expires at the annual meeting of stockholders for the year ending December 31, 2000, and Class III, which consists of Christopher T. Keene and Jack L. Hancock, whose term expires at the annual meeting of stockholders for the year ending December 31, 2001.

     The names of the Class II and Class III directors, their ages as of March 31, 2000 and certain other information about them are set forth below:

      NAME OF DIRECTOR         AGE             PRINCIPAL OCCUPATION             DIRECTOR SINCE   CLASS
      ----------------         ---             --------------------             --------------   -----
Christopher T. Keene.........  39    Chairman of the Board and Chief             June 1991       III
                                     Executive Officer, Persistence Software,
                                     Inc.
Laurence R. Hootnick.........  58    President, Persistence Software, Inc.       April 1999       II
Jack L. Hancock(1)...........  69    Private Investor                            July 1998       III
Merritt Lutz.................  57    Chairman of MS Technology Holdings and      July 1997        II
                                     MSIT Holdings
Jeffrey T. Webber............  47    Founding partner, R.B. Webber & Company     March 1995       II

---------------
(1) Member of Audit Committee and Compensation Committee.

     Christopher T. Keene co-founded the Company and has served as Chief Executive Officer and a director since June 1991 and as Chairman of the Board since April 1999. From June 1991 to April 1999, Mr. Keene also served as President. Before founding the Company, Mr. Keene was a Manager at McKinsey & Co., a management consulting firm, from July 1987 to June 1991. Mr. Keene holds a B.S. degree in Mathematical Sciences with honors from Stanford University and an M.B.A. degree from The Wharton School at the University of Pennsylvania.

     Laurence R. Hootnick has served as President and director of the Company since April 1999. From June 1996 to April 1999, Mr. Hootnick served as President and Chief Executive Officer of Consilium, Inc., a manufacturer of factory control software for integrated circuits. From December 1995 to May 1996, Mr. Hootnick served as Senior Vice President of Power Computing, a manufacturer of personal computers. From June 1995 to November 1995, he worked as a private investor and consultant. Previously, Mr. Hootnick was employed as Senior Vice President, Chief Operating Officer and director of NetManage, Inc., a developer of networking software, as President and Chief Executive Officer of Maxtor, a manufacturer of hard disk drives, and as Senior Vice President of Intel, a semiconductor manufacturer. Mr. Hootnick holds a B.S. degree in Industrial Management from The Massachusetts Institute of Technology and an M.B.A. degree from the University of Maryland.

     Jack L. Hancock has served as a director since July 1998. Since December 1993, Mr. Hancock has been a private investor. From 1987 to December 1993, he held a variety of positions with Pacific Bell, serving as Executive Vice President of Product and Technology Support. Mr. Hancock currently serves as a director of BankServ, an electronic service provider for banking industry, Union Bank of California, a financial institution, and MPOWER Communications, an integrated communications services provider. Mr. Hancock holds a B.A. degree from West Virginia University and an M.B.A. degree from George Washington University.

     Merritt Lutz has served as a director since July 1997. Mr. Lutz has presently is a Senior Advisor of Morgan Stanley Dean Witter & Co., a major financial services institution, with responsibility for strategic technology investments. Since 1995 he has served as the Chairman of MS Technology Holdings, Inc. and MSIT Holdings, Inc., both of which are technology investment arms of Morgan Stanley. In 1994, Mr. Lutz joined Morgan Stanley as Managing Director of the Application Products Group. Mr. Lutz also serves as a director of SPSS Inc., a software company, and Interlink Electronics, a hardware manufacturer, as well as several private companies. Mr. Lutz holds B.A. and M.A. degrees from Michigan State University.

     Jeffrey T. Webber has served as a director since March 1995. Since 1991, Mr. Webber has been a founding partner of R.B. Webber & Company, a management consulting firm. Since 1997, Mr. Webber has been a General Partner of The Entrepreneurs' Fund, L.P., an early stage venture capital firm. From 1987 to January 1991, he was a partner at Edgar, Dunn & Company, a management consulting firm. Mr. Webber serves as a director of Sagent Technology, Inc., a datamart solutions company, and Commerce One, a global trade exchange company, as well as several private companies. Mr. Webber holds a B.A. degree in American Studies from Yale University.

     There are no family relationships among any of the directors or executive officers of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the period from December 31, 1998 through December 31, 1999 (the "last fiscal year"), the Board met six times and no director attended fewer than 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he serves, except that Joseph P. Roebuck, who became a director in May 1999, attended only two of the three meetings held during the period in 1999 in which he served as a director. The Board has an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee. A nomination for a director made by a stockholder must be submitted to Christine Russell, the Chief Financial Officer and Secretary, at the address of the Company's executive offices set forth above between March 10, 2001 and May 19, 2001.

     Nominations that are intended to be included in the Company's proxy statement for the annual meeting for the year ended December 31, 2000 must be submitted between March 10, 2001 and May 19, 2001. See "Deadline for Receipt of Stockholder Proposals for Annual Meeting for the Year Ending December 31, 2000."

     In 1999, the Audit Committee consisted of directors Gregory Ennis and William J. Harding, two of the Company's non-employee directors, and held three meetings during 1999. In April 2000, the Company adopted a new Audit Committee charter in compliance with recently-enacted Nasdaq rules and appointed Jack L. Hancock as a third member of the Audit Committee. The Audit Committee recommends the engagement of the firm of certified public accountants to audit the financial statements of the Company and monitors the effectiveness of the audit effort, the Company's financial and accounting organization and its system of internal accounting controls.

     The Compensation Committee consists of directors Gregory Ennis and Jack L. Hancock, and held five meetings during 1999. Its functions are to establish and administer the Company's policies regarding annual executive salaries and cash incentives and long-term equity incentives. The Compensation Committee administers the Company's 1997 Stock Plan, 1994 Stock Purchase Plan, 1999 Directors' Stock Option Plan and 1999 Employee Stock Purchase Plan.

COMPENSATION OF DIRECTORS

     Directors do not currently receive compensation for their services as members of the board of directors. Employee directors are eligible to participate in the 1997 Stock Plan and the 1999 Employee Stock Purchase Plan. Nonemployee directors are eligible to participate in the 1997 Stock Plan and the 1999 Directors' Stock

Option Plan. The 1999 Directors' Stock Option Plan provides that each director who was a member of the board of directors as of June 24, 1999 will be granted an option to purchase 4,000 shares of Common Stock on the first day of each fiscal year beginning on January 1, 2000. The 1999 Directors' Stock Option Plan provides that each person who becomes a non-employee director after June 24, 1999 will be granted: (i) a nonstatutory stock option to purchase 20,000 shares of Common Stock on the date on which he or she first becomes a member of the board of directors, (ii) an additional nonstatutory stock option to purchase 20,000 shares on the one year anniversary of his or her election as a director, and (iii) an additional nonstatutory stock option to purchase 4,000 shares on the first day of each fiscal year beginning at least two years after his or her election as a director. Each of the Company's non-employee directors, Messrs. Ennis, Hancock, Harding, Lutz, Roebuck and Webber, has served as a director since before June 24, 1999, and therefore each was automatically granted an option to purchase 4,000 shares of the Company's Common Stock under the 1999 Directors' Stock Option Plan on January 1, 2000.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

                        THE BOARD RECOMMENDS A VOTE FOR
            THE ELECTION OF ALL OF THE CLASS I NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2

                  APPROVAL OF AMENDMENT OF THE 1997 STOCK PLAN

GENERAL

     The Company's 1997 Stock Plan provides for the grant of incentive stock options to employees (including employee directors) and of nonstatutory stock options and stock purchase rights to employees (including employee directors) and consultants (including non-employee directors). The purposes of the 1997 Stock Plan are to attract and retain the best available personnel, to provide additional incentives to the Company's employees and consultants and to promote the success of the Company's business. The 1997 Stock Plan was originally adopted by the board of directors in April 1997 and approved by the Company's stockholders in July 1997. As of March 31, 2000, a total of 5,609,652 shares of Common Stock were reserved for issuance under the 1997 Stock Plan (not including 15,866 shares that may be transferred to the 1997 Stock Plan upon returned to the 1994 Stock Purchase Plan if the Company repurchases such shares from participants when they terminate employment), plus an automatic annual increase on the first day of each year beginning in 2001, 2002, 2003, 2004 and 2005 equal to the lesser of 650,000 shares, 3.5% of the Company's outstanding Common Stock on the last day of the immediately preceding year, or a lesser number of shares as determined by the board of directors. As of March 31, 2000, a total of 3,474,735 shares were subject to outstanding options under this plan, 1,150,485 shares had been issued on exercise of options or stock purchase rights and 1,000,298 shares remained available for future option grant and purchase pursuant to the 1997 Stock Plan. Unless terminated earlier by the board of directors, the 1997 Stock Plan will terminate in April 2007.

PROPOSAL

     In April 2000, the board of directors adopted, subject to stockholder approval, an amendment to the 1997 Stock Plan to modify the "evergreen" provision of the plan relating to the number of additional shares that will automatically be reserved for issuance under the plan at the beginning of each year from 2001 through 2005. Before this amendment, the 1997 Stock Plan provided for an automatic annual increase in the number of shares reserved under this plan on the first day of each year beginning in 2001, 2002, 2003, 2004 and 2005 equal to the lesser of 650,000 shares, 3.5% of the Company's outstanding Common Stock on the last day of the immediately preceding year, or a lesser number of shares as determined by the board of directors. The Board has amended this provision to provide for an automatic annual increase in the number of shares reserved under the 1997 Stock Plan on the first day of each year beginning in 2001, 2002, 2003, 2004 and 2005 equal to the lesser of 840,000 shares, 4.33% of the Company's outstanding Common Stock on the last day of the immediately preceding year, or a lesser number of shares as determined by the board of directors.

     The purpose of the amendment of the 1997 Stock Plan is to allow the Company to have a sufficient number of shares reserved for issuance to employees and consultants of the Company. The Company is experiencing a period of rapid growth, and must continue to recruit, retain and motivate highly skilled management, sales, marketing and engineering personnel in order to remain competitive. Competition for these skilled employees in the Internet and software industries is intense, and if the Company is not successful in attracting and retaining these skilled employees, its sales and product development efforts would suffer. The board of directors believes that the amendment of the "evergreen" provision to increase the number of shares by which the 1997 Stock Plan will be automatically increased in each of the years 2001, 2002, 2003, 2004 and 2005 is in the best interests of the Company and its stockholders, as the availability of an adequate number of shares for issuance under the 1997 Stock Plan and the ability to grant stock options and stock purchase rights are critical factors in attracting, motivating and retaining the highly skilled personnel that are essential to the Company's success.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

                        THE BOARD RECOMMENDS A VOTE FOR
               APPROVAL OF THE AMENDMENT OF THE 1997 STOCK PLAN.

SUMMARY OF THE 1997 STOCK PLAN

     The following summary of the 1997 Stock Plan is qualified in its entirety by the specific language of the 1997 Stock Plan, a copy of which is available to any stockholder upon written request to the Secretary of the Company.

     The following table sets forth information as of March 31, 2000 with respect to the stock options and restricted stock purchased pursuant to stock purchase rights under the 1997 Stock Plan to the Chief Executive Officer and four other highest compensated executive officers during 1999, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees and consultants (including all current officers who are not executive officers) as a group. Because the grant of options and stock under the 1997 Stock Plan is discretionary, the Company is unable to determine the value and number of shares subject to options and stock purchase rights it will grant as a result of the proposed amendment.

                                                     SHARES SUBJECT   WEIGHTED      SHARES OF     WEIGHTED
                                                       TO OPTIONS      AVERAGE     RESTRICTED      AVERAGE
                                                     GRANTED UNDER    EXERCISE    STOCK GRANTED   PURCHASE
                                                       1997 STOCK     PRICE PER    UNDER 1997     PRICE PER
                       NAME                               PLAN          SHARE      STOCK PLAN       SHARE
                       ----                          --------------   ---------   -------------   ---------
Christopher Keene..................................           --           --             --           --
Alan Cohen.........................................       20,000       $ 1.65        260,000        $0.23
Derek Henninger....................................           --           --             --           --
Christine Russell..................................       20,000       $ 1.65        260,000        $0.23
Barry Goss.........................................           --           --        260,000        $0.23
All current executive officers as a group (10
  persons).........................................    1,680,000       $10.76        780,000        $0.23
All current directors who are not executive
  officers (6 persons).............................      150,253       $ 5.00             --           --
All employees and consultants (including all
  current officers who are not executive officers)
  as a group (144 persons).........................    3,474,735       $10.78        796,487        $0.23

     The closing price of the Company's Common Stock on the Nasdaq National Market was $19.875 on March 31, 2000.

     The 1997 Stock Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

PURPOSE

     The purposes of the 1997 Stock Plan are to attract and retain the best available personnel for the Company, to provide additional incentive to the employees, officers, consultants and directors of the Company, and to promote the success of the Company's business.

ADMINISTRATION

     The board, or a committee of the board, administers the 1997 Stock Plan (the "Administrator").

ELIGIBILITY

     The 1997 Stock Plan provides that options and stock purchase rights may be granted to employees (including officers and directors who are also employees) and consultants of the Company (including non-employee directors). Incentive stock options may be granted only to employees. The Administrator selects the award recipients and determines the number of shares and the exercise price or purchase price to be associated with each option or stock purchase right, respectively. In making such determination, the Administrator takes into account the duties and responsibilities of the award recipient, the value of the award recipient's services, the award recipient's present and potential contribution to the success of the Company, and other relevant factors. As of March 31, 2000, there are approximately 144 employees, offices, consultants and directors eligible to participate in the 1997 Stock Plan.

     The 1997 Stock Plan provides that the maximum number of shares of Common Stock which may be granted under options or stock purchase rights to any one employee under the 1997 Stock Plan during any fiscal year is 2,000,000 shares, subject to adjustment as provided in the 1997 Stock Plan. In addition, to the extent the aggregate market value of shares with respect to which options are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such exercises will be treated as nonstatutory stock options.

TERMS OF OPTIONS

     The terms of options granted under the 1997 Stock Plan are determined by the Administrator. Each option is evidenced by a stock option agreement between the Company and the recipient and is subject to the following additional terms and conditions:

          (a) Exercise of the Option. The optionee must earn the right to exercise the option by continuing to work for the Company. The Administrator determines when options are exercisable. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased, and by tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option is determined by the Administrator, and generally includes cash, shares of the Company's Common Stock, or a cashless brokers' exercise.

          (b) Exercise Price. Generally, the exercise price of options granted under the 1997 Stock Plan is determined by the Administrator, in the case of incentive stock options, and must be at least equal to the fair market value of the shares on the date of grant. Incentive stock options granted to stockholders owning more than 10% of the total combined voting power of all classes of the Company's stock (such holders are referred to as "10% Stockholders") are subject to the additional restriction that the exercise price on such options must be at least 110% of the fair market value on the date of the grant. Nonstatutory stock options may have any exercise price determined by the Administrator, however, nonstatutory stock options granted to a "covered employee" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), will generally equal at least 100% of the fair market value on the date of grant.

          (c) Termination of Employment. If the optionee's employment or consulting relationship with the Company is terminated for any reason other than death or total and permanent disability, options under the 1997 Stock Plan may generally be exercised for 90 days (or such other period of time as is determined by the Administrator) after the date of such termination to the extent the option was exercisable on the date of such termination. In no event may an option be exercised by any person after the expiration of its term.

          (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of or her disability, options may be exercised within six months (or such other period of time as is determined by the Administrator) after the date of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after its termination date.

          (e) Death. If an optionee should die while employed or retained by the Company, and such optionee has been continuously employed or retained by the Company since the date of grant of the option, the option may be exercised within six months after the date of death (or such other period of time as is determined by the Administrator) by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent the optionee would have been entitled to exercise the option at the date of death, but in no event may the option be exercised after its termination date.

          (f) Option Termination Date. Stock options granted under the 1997 Stock Plan expire ten years from the date of grant unless a shorter period is provided in the option agreement. Incentive stock options granted to 10% Stockholders may not have a term of more than five years.

          (g) Nontransferability of Options. Incentive stock options are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee. In the case of nonstatutory stock options, the Administrator may at its discretion in certain circumstances allow the transferability of such options.

          (h) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Administrator. If the Company sells all or substantially all of its assets or is acquired by another corporation, each outstanding option and stock purchase right may be assumed or an equivalent award substituted by the acquiror. If the acquiror does not agree to this assumption or substitution, then unexercised awards terminate.

          (i) Other Provisions. The option agreement and restricted stock purchase agreement may contain such other terms, provisions and conditions not inconsistent with the 1997 Stock Plan as may be determined by the Administrator.

TERMS OF STOCK PURCHASE RIGHTS

     The 1997 Stock Plan also permits the Administrator to issue stock purchase rights to employees, directors and consultants. In making such grants, the Administrator determines the number of shares subject to the right, the purchase price (which may be any price set by the Administrator), the consideration to be paid for shares (which may be any consideration allowed by the Administrator), the vesting, and other applicable terms and conditions, as all set forth in a stock purchase agreement between the Company and the recipient. The purchase price of stock purchase rights issued to "covered employees" under Section 162(m) of the Code will generally be equal to the full fair market value of the shares on the date the award is issued.

     Shares purchased upon exercise of a stock purchase right are generally subject to a repurchase right in favor of the Company which would allow the Company to repurchase the shares from the recipient at his or her original purchase price after the recipient's relationship with the Company terminates. This repurchase right generally lapses over time as the recipient continues to provide services to the Company, so that the recipient would own the shares outright after the period of time specified in the purchase agreement.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Company's Common Stock that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price and/or repurchase price of each outstanding award, the number of shares subject to each award, and the annual limitation on grants to employees, as well as the number of shares reserved and the number of shares available for issuance under the 1997 Stock Plan (including the fixed number of shares in the plan's evergreen provision).

AMENDMENT AND TERMINATION

     The board of directors may amend the 1997 Stock Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval will be obtained for any amendment to the 1997 Stock Plan as required by applicable laws and rules. However, no action by the board of directors or the stockholders may alter or impair any award previously granted under the 1997 Stock Plan, unless mutually agreed otherwise between the holder of an award and the board of directors. The 1997 Stock Plan shall terminate in April 2007, provided that any awards then outstanding under the 1997 Stock Plan shall remain outstanding until they expire by their terms.

UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is a brief summary of certain U.S. federal income tax consequences of transactions under the 1997 Stock Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisor concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises, under the 1997 Stock Plan.

     Options granted under the 1997 Stock Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by
Section 422 of the Code, or nonstatutory stock options, which will not qualify. If an option granted under the 1997 Stock Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax. (See discussion below.) The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Common Stock on the date of the option exercise or the sale price of the Common Stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current U.S. federal income tax rate on long-term capital gains is 20%, whereas the maximum rate on other income is 39.6%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price at the exercise date. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee's current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from date of exercise.

ALTERNATIVE MINIMUM TAX

     The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

     In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.

     If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

REQUIRED VOTE

     The approval of the amendment of the 1997 Stock Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

                                 PROPOSAL NO. 3

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Deloitte & Touche LLP has served as the Company's independent auditors since January 1993 and has been appointed by the Board to continue as the Company's independent auditors for the year ending December 31, 2000. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors.

     A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

              THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE
             APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S
       INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information that has been provided to the Company with respect to beneficial ownership of shares of the Company's Common Stock as of March 31, 2000 for (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table of this proxy statement (the "Named Executive Officers"), and (iv) all directors and executive officers of the Company as a group.

                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL       PERCENT OF
                      NAME AND ADDRESS                        OWNERSHIP       COMMON STOCK
                      ----------------                        ----------    -----------------
Christopher T. Keene........................................  2,790,000           14.30%
Gregory Ennis(1)............................................  2,027,855           10.40%
  c/o Thompson Clive Investments plc
  3000 Sand Hill Road
  Building 1, Suite 185
  Menlo Park, CA 94025
Thompson Clive Investments plc..............................  2,013,855           10.33%
  3000 Sand Hill Road
  Building 1, Suite 185
  Menlo Park, CA 94025
William J. Harding(2).......................................     43,490               *
  c/o Morgan Stanley Dean Witter Venture Partners
  3000 Sand Hill Road
  Building 4, Suite 250
  Menlo Park, CA 94025
Merritt Lutz(3).............................................  1,252,460            6.41%
  c/o MSIT Holdings, Inc.
  1585 Broadway
  New York, NY 10036
MSIT Holdings, Inc..........................................  1,207,791            6.19%
  1585 Broadway
  New York, NY 10036
Derek Henninger(4)..........................................  1,301,700            6.67%
Laurence R. Hootnick(5).....................................    850,000            4.18%
Jeffrey T. Webber(6)........................................     53,960               *
Joseph P. Roebuck(7)........................................     24,000               *
Jack L. Hancock(8)..........................................     30,041               *
Alan Cohen(9)...............................................    266,250            1.36%
Barry Goss..................................................    260,000            1.33%
Christine Russell(10).......................................    262,250            1.34%
All directors and executive officers as a group (16
  persons)(11)..............................................  9,181,026           44.74%

---------------
  *  Less than 1%.

 (1) Includes 14,000 shares issuable upon exercise of options that are exercisable on or before May 30, 2000, 2,313,855 shares held by Thompson Clive Investments plc and 52,120 shares held by Thompson Clive Inc. 401(k) fbo Greg Ennis. Mr. Ennis is a director of Thompson Clive Inc., a wholly-owned U.S. subsidiary of Thompson Clive & Partners Limited, the manager of Thompson Clive Investments plc. Mr. Ennis disclaims beneficial ownership of the shares held by the entities except to the extent of his proportionate interest therein.

 (2) Includes 14,000 shares issuable upon exercise of options that are exercisable on or before May 30, 2000.

 (3) Includes 44,669 shares issuable upon exercise of options that are exercisable on or before May 30, 2000 and 1,207,791 shares held by MSIT Holdings, Inc. Mr. Lutz is the Chairman of MSIT Holdings, Inc.

     He disclaims beneficial ownership of the shares held by the entity except to the extent of his proportionate interest therein.

 (4) Includes 1,237,197 shares held by The Henninger Family Trust, 30,476 shares held by The Henninger Family Irr Tr fbo: Grant Larson Henninger uad 04/03/2000, 30,476 shares The Henninger Family Irr Tr fbo: Webb Ryan Henninger uad 04/03/2000. Mr. Henninger is a trustee of these trusts. He disclaims beneficial ownership of the shares held by the trusts except to the extent of his proportionate interest therein.

 (5) Includes 850,000 shares issuable upon exercise of an option which are exercisable on or before May 30, 2000, but which are subject to a right of repurchase in the Company's favor at cost in the event Mr. Hootnick ceases employment with us.

 (6) Includes 14,000 shares issuable upon exercise of options that are exercisable on or before May 30, 2000, 28,037 shares held by The Entrepreneurs' Fund, L.P., 1,391 shares held by BW Management LLC and 1,000 shares held by the Jeffrey and Judith Webber, Trustees of the Webber Living Trust. Mr. Webber is a general partner of The Entrepreneurs' Fund, L.P., a managing member of BW Management LLC and trustee of the Webber Living Trust. He disclaims beneficial ownership of the shares held by the entities except to the extent of his proportionate interest therein.

 (7) Includes 24,000 shares issuable upon exercise of an option that are exercisable on or before May 30, 2000.

 (8) Includes 30,041 shares issuable upon exercise of an option that are exercisable on or before May 30, 2000.

 (9) Includes 6,250 shares issuable upon exercise of an option that are exercisable on or before May 30, 2000 and 260,000 shares held by Alan B. Cohen and Vivian L. Cohen, Trustees of the Alan and Vivian Cohen Trust of 12/2/98. Mr. Cohen is a trustee of this entity. He disclaims beneficial ownership of the shares held by this entity except to the extent of his proportionate interest therein.

(10) Includes 6,250 shares issuable upon exercise of an option that are exercisable on or before May 30, 2000.

(11) Includes an aggregate of 19,020 shares issuable pursuant to the exercise of outstanding options that are exercisable on or before May 30, 2000 held by executive officers not named in this table.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. The number of shares beneficially owned by a person includes shares of Common Stock subject to options held by that person that are currently exercisable or exercisable on or before May 30, 2000. The shares issuable pursuant to these options are deemed outstanding for computing the percentage ownership of the person holding these options but are not deemed outstanding for the purposes of computing the percentage ownership of each other person.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows the compensation earned by (a) the individual who served as the Company's Chief Executive Officer during the year ended December 31, 1999 (b) the four other most highly compensated individuals who served as executive officers of the Company during the year ended December 31, 1999 and
(c) the compensation received by each such individual for the Company's three preceding years.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                               COMPENSATION AWARDS
                                             ANNUAL COMPENSATION        ----------------------------------
                                         ----------------------------     RESTRICTED         SECURITIES
                                         FISCAL    SALARY     BONUS     STOCK AWARD(S)       UNDERLYING
      NAME AND PRINCIPAL POSITION         YEAR      ($)        ($)          ($)(1)        OPTIONS/SARS(#)
      ---------------------------        ------   --------   --------   ---------------   ----------------
Christopher T. Keene...................   1999    $167,616   $ 15,000            --                --
  Chairman of the Board and Chief         1998     151,670     40,630            --                --
  Executive Officer                       1997     135,000     15,000            --                --
Alan Cohen.............................   1999     147,846     71,723            --            20,000
  Senior Vice President of Sales and      1998     140,000    108,750            --                --
  International Operations                1997          --         --       260,000                --
Derek Henninger........................   1999     148,616     55,000            --                --
  Vice President of Engineering           1998     138,367     47,200            --                --
                                          1997     130,000     15,000         1,700                --
Christine Russell......................   1999     152,846     15,000            --            20,000
  Chief Financial Officer                 1998     102,000     10,791            --                --
                                          1997      25,870         --       260,000                --
Barry Goss.............................   1999     147,847     15,250            --                --
  Vice President of Strategic Marketing   1998     133,640     62,750            --                --
                                          1997          --         --       260,000                --

---------------
(1) As of December 31, 1999, the named executive officers held restricted stock in the following aggregate numbers and values, based on the December 31, 1999 closing price of $22.50 per share:

        - Christopher T. Keene held 2,790,000 shares of Common Stock representing the aggregate value $62,775,000.

        - Alan Cohen held 260,000 shares of Common Stock representing the aggregate value $5,850,000.

        - Derek Henninger held 1,301,700 shares of Common Stock representing the aggregate value $29,288,250.

        - Christine Russell held 256,000 shares of Common Stock representing the aggregate value $5,760,000.

        - Barry Goss held 260,000 shares of Common Stock representing the aggregate value $5,850,000.

     The Company has entered into change of control agreements with Christine Russell, Alan Cohen and Barry Goss. These change of control agreements provide that restricted stock or stock options granted to such officer under the 1997 Stock Plan will immediately vest if he or she is terminated without cause or resigns for good reason within 12 months after a change of control of the Company.

                             OPTION GRANTS IN 1999

     The following table provides certain information with respect to stock options granted to the Named Executive Officers in the year ended December 31, 1999. In addition, as required by Securities and Exchange Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term. No stock appreciation rights were granted to the Named Executive Officers in 1999.

                                                INDIVIDUAL GRANTS
                            ---------------------------------------------------------   POTENTIAL REALIZABLE
                                              PERCENT OF                                  VALUE AT ASSUMED
                             NUMBER OF      TOTAL OPTIONS/                              ANNUAL RATES OF STOCK
                             SECURITIES      SARS GRANTED      EXERCISE                  PRICE APPRECIATION
                             UNDERLYING      TO EMPLOYEES       OF BASE                  FOR OPTION TERM(1)
                            OPTIONS/SARS       IN FISCAL         PRICE     EXPIRATION   ---------------------
           NAME             GRANTED (#)       YEAR (%)(2)      ($/SH)(3)      DATE       5% ($)     10% ($)
           ----             ------------   -----------------   ---------   ----------   --------   ----------
Alan Cohen(4).............     20,000             0.7%           $1.65      2/17/09     $700,003   $1,134,184
Christine Russell(4)......     20,000             0.7%           $1.65      2/17/09     $700,003   $1,134,184

---------------
(1) The potential realizable value represents the difference between (i) the fair market value of the shares on the date of grant, assuming the closing price per share of $22.50 on December 31,1999 was the fair market value on such date, compounded annually for ten years at the indicated rates of appreciation, and (ii) the exercise price of the option. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the Securities and Exchange Commission. There can be no assurance that the actual stock price appreciation over the 10-year option terms will be at the assumed rates of 5% and 10% or at any other defined rate. Unless the market price of the Common Stock appreciates over the option term, the executive officers will not realize any value from these option grants.

(2) The Company granted stock options representing 2,863,287 shares to employees in the last fiscal year.

(3) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(4) Each option becomes exercisable at the rate of 5,000 shares on February 18, 2000 and approximately 417 shares per month thereafter.

                      AGGREGATED OPTION EXERCISES IN 1999
         AND VALUE OF UNEXERCISED OPTIONS HELD AS OF DECEMBER 31, 1999

     The following table sets forth the number of shares covered by stock options held by Named Executive Officers as of the year ended December 31, 1999, and the value of "in-the-money" stock options, which represents the difference between the exercise price of a stock option and the market price of the shares subject to such option on December 31, 1999. No stock appreciation rights (SARs) were outstanding during the year ended December 31, 1999, and no stock options were exercised by Named Executive Officers during the year ended December 31, 1999.

                                                                                           VALUE OF UNEXERCISED
                                                           NUMBER OF UNEXERCISED               IN-THE-MONEY
                              SHARES                          OPTIONS/SARS AT                   OPTIONS AT
                            ACQUIRED ON      VALUE           FISCAL YEAR END(#)             FISCAL YEAR END($)
           NAME             EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE(1)   EXERCISABLE/UNEXERCISABLE(1)
           ----             -----------   -----------   ----------------------------   ----------------------------
Alan Cohen................      --            --                   0/20,000                     0/$417,000
Christine Russell.........      --            --                   0/20,000                     0/$417,000

---------------
(1) Value is based on the closing price of the Company's Common Stock on The Nasdaq Stock Market on December 31, 1999 of $22.50 per share, less the exercise price of the option.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Stock Performance Graph herein shall not be deemed to be incorporated by reference into any such filings.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the board of directors was formed in 1999 and consists of external board of directors members Greg Ennis and Jack L. Hancock. The Compensation Committee is responsible for establishing and monitoring the general compensation policies and compensation plans of the Company, as well as the specific compensation levels for executive officers. Decisions concerning the compensation of the Company's executive officers are made by the Compensation Committee and reviewed by the full board of directors (excluding any interested director).

     EXECUTIVE OFFICER COMPENSATION PROGRAMS. The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills critical to the Company's growth and long-term success. Executive officers' compensation includes competitive base salary, annual cash bonus incentives, long-term stock-based incentive compensation and various benefits, including medical and life insurance plans. The executive compensation policies of the Compensation Committee are intended to combine competitive levels of compensation and rewards for above average performance and to align relative compensation with the achievements of key business objectives, optimal satisfaction of customers, and maximization of stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

     BASE SALARIES. Salaries for the Company's executive officers are determined primarily on the basis of the executive officer's responsibility, general salary practices of peer companies and the officer's individual qualifications and experience. The base salaries are reviewed annually and may be adjusted by the Compensation Committee in accordance with certain criteria which include individual performance, the functions performed by the executive officer, the scope of the executive officer's on-going duties, general changes in the compensation peer group in which the Company competes for executive talent, and the Company's financial performance generally. The weight given each such factor by the Compensation Committee may vary from individual to individual.

     INCENTIVE BONUSES. The Compensation Committee believes that a cash incentive bonus plan can serve to motivate the Company's executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of stock options. The bonus amounts are based upon recommendations by management and a subjective consideration of factors including such officer's level of responsibility, individual performance, contributions to the Company's success and the Company's financial performance generally.

     STOCK OPTION GRANTS. Stock options may be granted to executive officers and other employees under the 1997 Stock Plan. Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate executive officers to manage the Company in a manner that is consistent with stockholder interests. Stock option grants are intended to focus the attention of the recipient on the Company's long-term performance, which the Company believes results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. To this end, stock options generally vest and become fully exercisable over a four-year period. Initial option grants typically vest at the rate of one fourth of the total shares underlying the option on the annual anniversary of the vesting commencement date and 1/48 of the total shares on the monthly anniversary of the vesting commencement date thereafter. Additional option grants typically vest at the rate of 1/48 of the total shares per month. The principal factors considered in granting stock options to executive officers of the Company are prior performance, level of responsibility, other compensation and the executive officer's ability to influence the Company's long-term growth and profitability. However, the 1997

Stock Plan does not provide any quantitative method for weighting these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance.

     OTHER COMPENSATION PLANS. The Company has adopted certain general employee benefit plans in which executive officers are permitted to participate on parity with other employees. The Company also provides a 401(k) deferred compensation pension plan. Benefits under these general plans are indirectly tied to the Company's performance.

     DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Code disallows a deduction by the Company for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance-based compensation. Because the compensation paid to the executive officers has not approached the limitation, the Compensation Committee has not had to use any of the available exemptions from the deduction limit. The Compensation Committee remains aware the Section 162(m) limitations, and the available exemptions, and will address the issue of deductibility when and if circumstances warrant the use of such exemptions.

     CHIEF EXECUTIVE OFFICER COMPENSATION. The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. Christopher T. Keene has served as the Chief Executive Officer since June 1991. Mr. Keene's base salary for the year ended December 31, 1999 was $167,616. The base salary was established in part by comparing the base salaries of chief executive officers at other companies in the Company's industry and of similar size. Mr. Keene's base salary was below the median of the base salary range for Chief Executive Officers of comparative companies. Mr. Keene received a bonus of $15,000 during 1999. He holds 2,790,000 shares of Common Stock and no stock options.

April 27, 2000
                                          Compensation Committee:

                                          /s/ Gregory Ennis
                                          /s/ Jack L. Hancock

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the board of directors currently consists of Gregory Ennis and Jack L. Hancock. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                          TRANSACTIONS WITH MANAGEMENT

     The Company entered into a change of control agreements with Laurence Hootnick in April 1999, Carol Curry in November 1999, Randy Hietter in December 1999, James Barton in February 2000 and Lyn Anderson in February 2000. These change of control agreements provide that restricted stock or stock options granted to these officers will immediately vest if he or she is terminated without cause or resigns for good reason within 12 months after the Company's change of control.

     The Company engages R.B. Webber & Company to perform market and business analysis on a project by project basis. Jeffrey T. Webber, one of the Company's directors, is President of R.B. Webber & Company. In connection with these services, the Company paid R.B. Webber & Company $69,000 in 1999.

     In February 1999, the Company sold 28,037 shares of Series D Preferred Stock to The Entrepreneurs' Fund, L.P. for a purchase price of $5.35 per share. Jeffery T. Webber is a general partner of The Entrepreneurs' Fund, L.P.

     The Company has entered into indemnification agreements with its officers and directors containing provisions that may require it to indemnify its officers and directors against liabilities that may arise by reason of their status or service as officers or directors, other than liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them.

     Pursuant to a technology development and license agreement with Morgan Stanley Dean Witter & Co., the Company recognized revenue of $82,000 from Morgan Stanley Dean Witter in 1999 and had $3,400 of deferred revenue with Morgan Stanley Dean Witter as of December 31, 1999. William Harding and Merritt

Lutz, who are affiliated with Morgan Stanley Dean Witter & Co., serve as directors of the Company. MSIT Holdings, Inc., an affiliate of Morgan Stanley Dean Witter &. Co. and Merritt Lutz, owns more than 5% of the Company's Common Stock.

     The following table summarizes the options to purchase Common Stock the Company has granted to its directors and executive officers since January 1, 1999:

                                                          COMMON STOCK
                                                           UNDERLYING     DATE OF     PRICE PER
                          NAME                             OPTIONS(1)      GRANT        SHARE
                          ----                            ------------    --------    ---------
Lyn Anderson............................................     50,000        2/22/00    $17.75
James Barton............................................      5,000        10/5/99    $12.875
James Barton............................................     80,000         2/9/00    $16.9375
Alan Cohen..............................................     20,000        2/18/99    $ 1.65
Alan Cohen(2)...........................................    100,000        4/13/00    $19.0625
Carol Curry.............................................    200,000       11/23/99    $13.25
Barry Goss(2)...........................................     50,000        4/13/00    $19.0625
Randy Hietter...........................................     25,000        2/18/99    $ 1.65
Randy Hietter...........................................     10,000         9/2/99    $16.375
Randy Hietter...........................................     40,000        10/5/99    $12.875
Randy Hietter...........................................     25,000        3/21/00    $17.00
Laurence Hootnick(3)....................................    850,000        4/29/00    $10.00
Laurence Hootnick(4)....................................    340,000        4/29/00    $10.00
Christine Russell.......................................     20,000        2/18/99    $ 1.65
Christine Russell(2)....................................     70,000        4/13/00    $19.0625
Gregory Ennis(5)........................................     10,000        4/29/00    $10.00
Gregory Ennis(5)........................................      4,000         1/1/00    $22.50
Jack L. Hancock(5)......................................     10,000        4/29/00    $10.00
Jack L. Hancock(5)......................................      4,000         1/1/00    $22.50
William J. Harding(5)...................................     10,000        4/29/00    $10.00
William J. Harding(5)...................................      4,000         1/1/00    $22.50
Merritt Lutz(5).........................................      6,288        2/18/99    $ 1.65
Merritt Lutz(5).........................................     10,393        4/29/00    $10.00
Merritt Lutz(5).........................................      4,000         1/1/00    $22.50
Joseph P. Roebuck(5)....................................     20,000        4/29/00    $10.00
Joseph P. Roebuck(5)....................................      4,000         1/1/00    $22.50
Jeffrey T. Webber(5)....................................     10,000        4/29/00    $10.00
Jeffrey T. Webber(5)....................................      4,000         1/1/00    $22.50

---------------
(1) Unless otherwise set forth above, option vests at the rate of 1/4 of the total number of shares on the first anniversary of the vesting commencement date and 1/48 of the total number of shares per month thereafter.

(2) Option vests at the rate of 1/24 of the total number of shares on the 25th month following the vesting commencement date and 1/24 of the total number of shares thereafter.

(3) Option is immediately exercisable. However, if the option is exercised, the underlying shares are subject to a right of repurchase at $10.00 per share in favor of the Company in the event Mr. Hootnick ceases employment with us. The Company's repurchase option lapses at the rate of 1/4 of the total number of shares on the first anniversary of the vesting commencement date and 1/48 of the total number of shares per month thereafter.

(4) Option vests upon the earlier of five years or the attainment of specified revenue milestones within 36 months of Mr. Hootnick's first date of employment.

(5) Option is fully vested.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return data for the Company's stock since June 24, 1999 (the date on which the Company's stock was first registered under Section 12 of the Exchange Act) to the cumulative return over such period of (i) The Nasdaq National Market Composite Index, and (ii) The Nasdaq National Market Computer Index. The graph assumes that $100 was invested on June 24, 1999, the effective date of the Company's initial public offering, in the Common Stock of the Company and in each of the comparative indices and assumes reinvestment of dividends. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a per share price of $11.00, the price to which such stock was first offered to the public by the Company on the date of its initial public offering, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                COMPARISON OF 1999 YEAR CUMULATIVE TOTAL RETURN*
                       AMONG PERSISTENCE SOFTWARE, INC.,
                   THE NASDAQ NATIONAL MARKET COMPOSITE INDEX
                 AND THE NASDAQ NATIONAL MARKET COMPUTER INDEX

                              [PERFORMANCE GRAPH]

                                                       PERSISTENCE               NASDAQ NATIONAL             NASDAQ COMPUTER
                                                       -----------               ---------------             ---------------
                                                             100                         100                         100
                                                         125.573                      99.949                      99.963
                                                         122.727                     101.919                     102.117
                                                         118.182                      103.48                     103.893
6/30/99                                                  123.864                     105.199                     106.546
                                                         132.955                     105.991                     107.895
                                                         146.591                     107.357                     109.718
                                                         160.227                     107.187                     108.975
                                                         156.255                     107.433                     109.936
                                                         153.409                     108.566                     110.978
                                                         155.682                     109.396                     112.161
                                                         177.273                     109.292                     111.826
                                                             200                      108.81                     111.053
                                                         193.182                      110.38                     113.163
                                                         197.727                     111.215                     113.721
                                                         236.364                     112.203                     115.143
                                                           262.5                     110.861                     113.683
                                                         214.773                         107                     108.569
                                                         204.545                     108.164                     110.169
                                                         190.345                     105.116                     106.182
                                                         180.682                     105.433                     106.633
                                                         159.091                      102.55                     103.239
                                                         157.955                     104.922                     106.378
                                                         153.409                     105.971                      108.18
                                                         156.818                      103.38                     105.212
7/31/99                                                  153.409                     103.317                     104.916
                                                         140.909                     102.735                     104.463
                                                         122.164                     101.344                     103.614
                                                         114.773                      99.458                     102.193
                                                         138.636                     100.486                     103.357
                                                         122.727                       99.78                     102.952
                                                         117.045                      98.642                     101.962
                                                         132.955                      97.517                     100.852
                                                         136.936                     100.472                     104.744
                                                         136.364                      99.859                     103.429
                                                         131.818                     103.341                     107.651
                                                         145.455                     103.634                      107.73
                                                         163.636                     104.657                     108.444
                                                         168.182                     104.117                     108.549
                                                         163.636                     102.689                     106.942
                                                         168.182                     103.747                     108.438
                                                         182.955                     106.562                     112.006
                                                         189.773                     107.859                      114.38
                                                         180.682                     109.957                     117.234
                                                         164.773                     108.735                     115.874
                                                         163.636                     108.119                     115.387
                                                         165.909                       106.3                     113.571
8/31/99                                                  161.364                     107.349                     114.865
                                                         163.636                     107.803                      115.32
                                                         148.864                     107.154                     115.302
                                                         156.818                     111.445                      120.63
                                                         159.664                      111.21                     120.104
                                                         146.591                     110.088                     118.254
                                                         159.091                     111.793                     120.777
                                                         173.864                     113.171                     122.719
                                                         180.682                     111.501                     120.419
                                                         177.273                     112.433                     121.841
                                                         181.818                     110.298                     118.956
                                                         179.545                     110.006                     119.107
                                                         180.682                     112.485                     122.553
                                                             175                     113.137                     123.452
                                                         171.591                     110.574                      120.14
                                                         168.182                     112.036                     121.963
                                                         167.045                     107.768                     116.068
                                                         163.636                     107.402                     115.791
                                                         188.636                      108.24                     117.047
                                                         206.818                     108.031                     117.062
                                                         235.227                     107.006                     114.781
9/30/99                                                  259.664                     107.629                     115.573
                                                         236.936                      107.26                     115.469
                                                         130.118                     109.589                     118.323
                                                         117.045                     109.738                     118.661
                                                         114.209                     112.006                     120.299
                                                         104.545                     112.147                     119.735
                                                          97.727                     113.165                     120.595
                                                         109.664                     114.327                     121.532
                                                         103.409                     112.612                     119.984
                                                         106.818                     109.811                     117.037
                                                         109.091                     110.029                     117.238
                                                         104.545                      107.08                     114.247
                                                          94.318                     105.405                     112.541
                                                          92.045                     105.366                      111.31
                                                          90.345                     109.312                     116.982
                                                          93.182                     109.861                     117.853
                                                          95.455                     110.428                     117.836
                                                         104.545                     110.407                     117.245
                                                         103.409                     110.229                      117.28
                                                          89.773                     109.876                     116.431
                                                            85.8                     112.742                     118.733
10/31/99                                                  79.545                     116.338                     124.022
                                                          76.709                     116.385                     124.156
                                                              75                     116.935                     125.151
                                                          80.682                     118.775                     126.928
                                                          82.391                     119.853                     127.833
                                                          82.391                     121.673                     129.212
                                                          80.682                     123.314                     130.978
                                                          88.636                     122.562                     130.024
                                                         122.164                     123.781                      131.48
                                                         122.727                      125.41                     133.854
                                                         121.591                     126.345                     133.721
                                                         128.409                     126.269                     132.798
                                                         146.591                     129.164                     136.278
                                                         144.318                     128.228                      135.17
                                                         132.955                     131.286                       139.2
                                                         130.682                     132.153                     141.028
                                                         131.818                     133.067                     143.074
                                                         120.455                     131.109                     140.996
                                                         120.455                     134.164                     144.743
                                                         119.318                     135.227                     145.582
                                                         118.182                     134.179                     144.795
11/30/99                                                   112.5                     130.818                     140.954
                                                         117.045                     131.513                     142.678
                                                         115.909                     135.414                      147.67
                                                         113.636                     138.086                     151.272
                                                         119.891                     139.082                     153.028
                                                         136.364                     140.688                     155.463
                                                         146.591                     140.639                     154.751
                                                         135.227                     140.952                     155.212
                                                         133.527                      141.96                     156.824
                                                         140.345                     143.446                     158.393
                                                         134.664                     140.048                      154.57
                                                         119.891                      142.04                     159.562
                                                             125                     145.703                     164.585
                                                         115.909                     147.197                     166.687
                                                         155.118                     148.407                      167.84
                                                         177.273                     153.431                     173.081
                                                         184.091                     154.463                     174.587
                                                             175                     155.731                     175.797
                                                         181.818                     155.973                     176.351
                                                         180.682                     155.838                     175.209
                                                         179.545                      158.56                     177.651
                                                         219.318                     158.362                     177.983
12/31/99                                                 204.545                     159.623                     178.717

                                                             6/24/99   6/30/99   9/30/99   12/31/99
                                                             -------   -------   -------   --------
PERSISTENCE SOFTWARE, INC..................................   $100      $124      $260       $205
THE NASDAQ NATIONAL MARKET COMPOSITE INDEX.................   $100      $105      $108       $160
THE NASDAQ NATIONAL MARKET COMPUTER INDEX..................   $100      $107      $116       $179

               DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR
              ANNUAL MEETING FOR THE YEAR ENDING DECEMBER 31, 2000

     Proposals of stockholders intended to be included in the Company's proxy statement for the annual meeting of stockholders for the year ending December 31, 2000 must be received by Christine Russell, Chief Financial Officer, Persistence Software, Inc., 1720 South Amphlett Boulevard, Third Floor, San Mateo, California, 94402, between March 10, 2001 and May 19, 2001. If the Company is not notified of a stockholder proposal between March 10, 2001 and May 19, 2001, then the proxies held by management of the Company provide discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 1999, all Reporting Persons complied with all applicable filing requirements, except that Jeffrey Webber, a director, failed to timely file one report on Form 4, which reflected two transactions involving open market purchases of shares.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Proxy Statement incorporates certain documents of the Company by reference that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this Proxy Statement is delivered, upon oral or written request, without charge, directed to Christine Russell, Chief Financial Officer, Persistence Software, Inc., 1720 South Amphlett Blvd., Third Floor, San Mateo, California, 94402, telephone number (650) 372-3600. In order to ensure timely delivery of the documents, such requests should be made by May 19, 2000.

                                 OTHER MATTERS

     The board of directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          By Order of the Board of Directors,

                                          /s/ Christine Russell
                                          Christine Russell
                                          Chief Financial Officer and Secretary

April 27, 2000
San Mateo, California

                                   EXHIBIT A


                            PERSISTENCE SOFTWARE, INC.
                                1997 STOCK PLAN

                                  (As Amended)


         1. PURPOSES OF THE PLAN. The purposes of this 1997 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "AFFILIATE" means an entity other than a Subsidiary (as defined below) in which the Company owns a significant interest, directly or indirectly, as determined in the discretion of the Committee, or which, together with the Company, is under common control of a third person or entity.

                  (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time; provided, however, that to the extent permitted under such laws, rules, regulations and requirements, the rights of any participant under the Plan shall be determined in accordance with the law of the State of California, without giving effect to principles of conflict of law.

                  (d) "BOARD" means the Board of Directors of the Company.

                  (e) "CHANGE OF CONTROL" means a sale of all or substantially all of the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

                  (f) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (g) "COMMITTEE" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with
Section 4 below.

                  (h) "COMMON STOCK" means the Common Stock of the Company.

                  (i) "COMPANY" means Persistence Software, Inc., a California corporation.

                  (j) "CONSULTANT" means any person, including an advisor, who renders services to the Company or any Parent, Subsidiary or Affiliate and is compensated for such services, and any Director of the Company whether compensated for such services or not.

                  (k) "CONTINUOUS SERVICE" means the absence of any interruption or termination of service as an Employee or Consultant to the Company or a Parent, Subsidiary or Affiliate. Continuous Service shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parent(s), Subsidiaries, Affiliates or their respective successors. Unless otherwise determined by the Administrator or the Company, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of Continuous Service.

                  (l) "CORPORATE TRANSACTION" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

                  (m) "DIRECTOR" means a member of the Board.

                  (n) "EMPLOYEE" means any person (including, if appropriate, any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

                  (o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (p) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market

Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange on the date of determination (or if no trading or bids occurred on the date of determination, on the last trading day prior to the date of determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the date of determination (or if no bids occurred on the date of determination, on the last trading day prior to the date of determination); or

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (q) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

                  (r) "LISTED SECURITY" means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

                  (s) "NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

                  (t) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

                  (u) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

                  (v) "OPTION" means a stock option granted pursuant to the Plan.

                  (w) "OPTION AGREEMENT" means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

                  (x) "OPTION EXCHANGE PROGRAM" means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price.

                  (y) "OPTIONED STOCK" means the Common Stock subject to an Option.

                  (z) "OPTIONEE" means an Employee or Consultant who receives an Option.

                  (aa) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (bb) "PARTICIPANT" means any holder of one or more Options or Stock Purchase Rights, or the Shares issuable or issued upon exercise of such awards, under the Plan.

                  (cc) "PLAN" means this 1997 Stock Plan.

                  (dd) "REPORTING PERSON" means an Officer, Director or greater than 10% shareholder of the Company within the meaning of Rule 16a-2 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 of the Exchange Act.

                  (ee) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

                  (ff) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

                  (gg) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

                  (hh) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

                  (ii) "STOCK EXCHANGE" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

                  (jj) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 below.

                  (kk) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  (ll) "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

         3. STOCK SUBJECT TO THE PLAN. The maximum aggregate number of shares that may be sold under the Plan (as amended effective April 21, 1999) is 5,609,652 Shares of Common Stock, plus a maximum of 38,645 additional Shares that may be transferred to the Plan from the Company's 1994 Stock Purchase Plan upon return to the 1994 Stock Purchase Plan pursuant to an amendment to the Plan dated December 10, 1997, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2001, 2002, 2003, 2004 and 2005 equal to the lesser of (i) 840,000 Shares, (ii) 4.33% of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of Shares as is determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock. The number of Shares subject to the Plan set forth in this Section 3 are subject to adjustment in accordance with the provisions of Section 15 of the Plan.

         If an Option expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan.

         4.       ADMINISTRATION OF THE PLAN.

                  (a) GENERAL. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options or Stock Purchase Rights to Employees and Consultants (other than Consultants who are Directors).

                  (b) ADMINISTRATION WITH RESPECT TO REPORTING PERSONS AND NAMED EXECUTIVES. With respect to Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit grants of Options to Reporting Persons to qualify for the exemption set forth in Rule 16b-3 and to permit grants of Options to Named Executives to qualify as performance-based compensation under Section 162(m) of the Code, and otherwise so as to satisfy the Applicable Laws.

                  (c) COMMITTEE COMPOSITION. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the

Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and
Section 162(m) of the Code.

                  (d) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                      (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

                      (ii) to select the Employees and Consultants to whom Options and Stock Purchase Rights or any combination thereof may from time to time be granted;

                      (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted;

                      (iv) to determine the number of Shares of Common Stock to be covered by each such award granted;

                      (v) to approve forms of agreement for use under the Plan;

                      (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                      (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

                      (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted and to make any other amendments or adjustments to any Option that the Administrator determines, in its discretion and under the authority granted to it under the Plan, to be necessary or advisable, provided however that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

                      (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights;

                      (x) to initiate an Option Exchange Program;

                      (xi) to construe and interpret the terms of the Plan and awards granted under the Plan; and

                      (xii) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

                  (e) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

         5.       ELIGIBILITY.

                  (a) RECIPIENTS OF GRANTS. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option or Stock Option Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

                  (b) TYPE OF OPTION. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date of grant of such Option. In the event any Option designated as an Incentive Stock Option fails to meet the requirements set forth in this Plan for an Incentive Stock Option or as required to qualify as an incentive stock option within the meaning of Code Section 422, such Option shall not be void but instead shall be deemed a Nonstatutory Stock Option.

                  (c) NO EMPLOYMENT RIGHTS. The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

         7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided however that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of such Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in Section 13 below, the maximum number of Shares which may be subject to Options and Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 2,000,000.

         9.       OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

                      (i) In the case of an Incentive Stock Option

                          (A) granted to an Employee who at the time of grant is
a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                          (B) granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                      (ii) In the case of a Nonstatutory Stock Option

                          (A) granted prior to the date, if any, on which the
Common Stock becomes a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator;

                          (B) granted to a person who, at the time of the grant
of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under
Section 162(m) of the Code; or

                          (C) granted prior to the date, if any, on which the
Common Stock becomes a Listed Security to any person other than a Named Executive or a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by Applicable Law and, if not so required, shall be such price as is determined by the Administrator.

                      (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a Corporate Transaction.

                  (b) PERMISSIBLE CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) delivery of Optionee's promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate; (4) cancellation of indebtedness; (5) surrender of other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) authorization by the Optionee for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (7) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; (8) any combination of the foregoing methods of payment; or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may refuse to accept a particular form of consideration at the time of any Option exercise if, in its sole discretion, acceptance of such form of consideration is not in the best interests of the Company at such time.

         10.      EXERCISE OF OPTION.

                  (a) VESTING. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan, and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required by the Applicable Laws, any Option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security shall become exercisable at a rate of at least 20% per year over five years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if any, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company's favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least 20% per year over five years from the date the Option is granted. Notwithstanding the above, in the case of an Option granted to an officer (including but not limited to Officers), Director or Consultant, the Option may become exercisable, or a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave.

                  (b) PROCEDURE FOR EXERCISE. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (c) RIGHTS AS A SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 15 of the Plan.

                   (d) TERMINATION OF CONTINUOUS SERVICE. In the event of termination of an Optionee's Continuous Service, such Optionee's right to exercise the Option shall cease and the Option shall forthwith become void and cease to have effect, except as set forth specifically in the Option Agreement. Notwithstanding the foregoing, if required by the Applicable Laws, any Option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security shall be exercisable by the Optionee for a period of time following the termination of the Optionee's Continuous Service as follows:

                       (i) In the event of termination of Continuous Service for reasons other than the Optionee's disability or death, the Option shall be exercisable by the Optionee following such termination for a period of not less than thirty (30) days, as is determined by the Administrator (with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option), after the date of such termination of Continuous Service (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), to the extent that the Optionee was entitled to exercise it at the date of such termination. If an Option Agreement provides that an Incentive Stock Option may be exercised more than three (3) months after the termination of the Optionee's Continuous Service, to the extent that such Optionee fails to exercise such Option within three (3) months of the date of such termination, such Option thereafter shall be treated as a Nonstatutory Stock Option. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

                       (ii) In the event of termination of Continuous Service as a result of Optionee's disability, such Optionee may, but only within six (6) months (or such longer period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

                       (iii) In the event of the death of an Optionee prior to termination of his or her Continuous Service, the Option may be exercised at any time within six (6) months (or such longer period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by such Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee's Continuous Service. To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

                  (e) EXTENSION OF EXERCISE PERIOD. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Service from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

                  (f) BUY-OUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

         11.      STOCK PURCHASE RIGHTS.

                  (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the consideration to be paid, and the time within which such person must accept such offer, which shall in no event exceed 30 days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at such time, the purchase price of Shares subject to such Stock Purchase Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer. The offer to purchase Shares subject to

Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                  (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company an irrevocable, exclusive option (the "Repurchase Option") exercisable upon the termination of the purchaser's Continuous Service. The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cash, check or cancellation of any indebtedness of the purchaser to the Company, at the Company's option. The Repurchase Option shall lapse at such rate as the Administrator may determine; provided however that with respect to a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a purchaser who is not an officer (including an Officer), Director or Consultant of the Company or of any Parent or Subsidiary of the Company, such Repurchase Option shall lapse at a minimum rate of 20% of the Shares subject to the Stock Purchase Right if required by the Applicable Laws.

                  (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

                  (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

         12.      TAXES.

                  (a) As a condition of the exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option or Stock Purchase Right and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

                  (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

                  (c) This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, applicable to the exercise. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

                  (d) At the discretion of the Administrator, a Participant may satisfy his or her tax withholding obligations arising in connection with an Option by one or some combination of the following methods: (i) by cash payment;
(ii) by payroll deduction out of the Optionee's current compensation; or (iii) if permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that (A) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (B) have a Fair Market Value determined as of the applicable Tax Date equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, applicable to the exercise.

                  (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or
(d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

                  (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         13. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Options and Stock Purchase Rights may not be transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by the Code or the rules thereunder); provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of Option or Stock Purchase Right, only by such holder or a transferee permitted by this
Section 13.

         14. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such later date as is determined by the Administrator; provided however that in the case of an Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

         15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, CORPORATE TRANSACTIONS AND CERTAIN OTHER TRANSACTIONS.

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, the number of Shares set forth in Sections 3 and 8 above, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock (including any change in the number of Shares of Common Stock effected in connection with a change of domicile of the Company), or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Stock Purchase Right.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not previously been exercised, each outstanding Option or Stock Purchase Right shall terminate immediately prior to the consummation of such action, unless otherwise provided by the Administrator.

                  (c) CORPORATE TRANSACTIONS; CHANGE OF CONTROL. In the event of a Corporate Transaction, including a Change of Control, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation (such entity, the "Successor Corporation"), unless the Successor Corporation does not agree to such assumption or substitution, in which case such Options and Stock Purchase Rights shall terminate upon consummation of the transaction.

                  For purposes of this Section 15(c), an Option or a Stock Purchase Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option or Stock Purchase Right would be entitled to receive upon exercise of the Option or Stock Purchase Right the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option or the Stock Purchase Right at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Stock Purchase Right as provided for in this Section 15); provided however that if the consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the Option or Stock Purchase Right to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

                  (d) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

         16.      AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan. To the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such as degree as required.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. Except as provided in
Section 15, no amendment, suspension or termination of the Plan shall materially and adversely affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by such Optionee and the Company. Except as provided in Section 15, no amendment, suspension or termination of the Plan shall materially and adversely affect Stock Purchase Rights already granted, or the holder of Restricted Stock acquired pursuant to a Stock Purchase Right, unless mutually agreed otherwise between the holder of the Stock Purchase Right and the Company, which agreement must be in writing and signed by such holder and the Company.

         17. CONDITIONS UPON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.

         As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by Applicable Laws.

         18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         19. AGREEMENTS. Options and Stock Purchase Rights shall be evidenced by Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

         20. SHAREHOLDER APPROVAL. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

         21. INFORMATION AND DOCUMENTS TO OPTIONEES AND PURCHASERS. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF PERSISTENCE SOFTWARE, INC.
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 8, 2000

    The undersigned stockholder of Persistence Software, Inc., a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 27, 2000, and hereby appoints Christopher T. Keene and Laurence R. Hootnick, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Persistence Software, Inc. to be held on Thursday, June 8, 2000, at 2:00 p.m., local time, at the Marriott Hotel, 1770 South Amphlett Boulevard, San Mateo, California, 94402, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

    1. ELECTION OF CLASS I        [ ]  FOR all nominees listed     [ ]  WITHHOLD authority to vote
       DIRECTORS:                 below                              for all nominees listed
                                    (except as indicated).           below.

    IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

         Gregory Ennis      William J. Harding       Joseph P. Roebuck

    2. PROPOSAL TO APPROVE THE AMENDMENT OF THE "EVERGREEN" PROVISION OF THE COMPANY'S 1997 STOCK PLAN TO INCREASE THE NUMBER OF SHARES BY WHICH THIS PLAN SHALL BE AUTOMATICALLY INCREASED ON THE FIRST DAY OF EACH THE FISCAL YEARS BEGINNING IN 2001, 2002, 2003, 2004 AND 2005 FROM (I) THE LESSER OF 650,000
SHARES OR 3.5% OF THE COMPANY'S OUTSTANDING COMMON STOCK COMMON STOCK ON THE LAST DAY OF THE IMMEDIATELY PRECEDING FISCAL YEAR, TO (II) THE LESSER OF 840,000 SHARES OR 4.33% OF THE COMPANY'S OUTSTANDING COMMON STOCK ON THE LAST DAY OF THE IMMEDIATELY PRECEDING FISCAL YEAR, OR SUCH LESSER NUMBER OF SHARES AS DETERMINED BY THE BOARD OF DIRECTORS:

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

               PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

    3. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2000:

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF CLASS I DIRECTORS; (2) FOR APPROVAL OF THE AMENDMENT OF THE COMPANY'S 1997 STOCK PLAN, (3) FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2000, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                                                Date:

                                                --------------------------------
                                                           Signature

                                                Date:

                                                --------------------------------
                                                           Signature

                                                (This Proxy should be marked,
                                                dated, signed by the
                                                stockholder(s) exactly as his or
                                                her name appears hereon, and
                                                returned promptly in the
                                                enclosed envelope. Persons
                                                signing in a fiduciary capacity
                                                should so indicate. If shares
                                                are held by joint tenants or as
                                                community property, both should
                                                sign.)